UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 16, 2013

CardioNet, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33993	33-0604557
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

227 Washington Street #210 Conshohocken, PA	19428
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 729-7000

Not Applicable
 Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.08 Shareholder Director Nominations

Annual Meeting of Stockholders

On April 22, 2013, the Board of Directors of CardioNet, Inc. (the “Company”) determined that July 25, 2013 would be the date of the Company’s 2013 Annual Meeting of Stockholders (the “Annual Meeting”) and established May 28, 2013 as the record date for determining stockholders entitled to receive notice of and to vote at the Annual Meeting and at any adjournments or postponements thereof.  Due to the fact that the tentative date of the Annual Meeting has advanced by more than 30 days from the anniversary date of the 2012 Annual Meeting of Stockholders, in accordance with Rule 14a-5(f) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company is informing stockholders of such change.

Stockholder Proposals and Director Nominations

Because the Annual Meeting will be held more than 30 days from the anniversary date of the Company’s 2012 annual meeting of stockholders, the deadline for stockholder nominations or proposals for consideration at the Annual Meeting listed in the Company’s 2012 Proxy Statement on Schedule 14A, as filed with the Securities and Exchange Commission on March 28, 2012, no longer applies.  Consequently, if a stockholder intends to nominate a person for election to the Board or to propose other business for consideration at the Annual Meeting (including a proposal made pursuant to Rule 14a-8 promulgated under the Exchange Act, and any notice on Schedule 14N) to be included in the Company’s proxy statement relating to the Annual Meeting must be received by the Company at its principal executive offices addressed to the Company’s Secretary, no later than May 10, 2013.   Any notice provided by a stockholder after the close of business on May 10, 2013 will be considered untimely and will not be included in the Company’s proxy materials or considered at the Annual Meeting.

In addition, pursuant to the Company’s bylaws, stockholders that wish to present a proposal at the Annual Meeting, but not to have such proposal included in the proxy statement relating to the Annual Meeting, must provide the Company notice of any such proposal by May 2, 2013.  All stockholder proposals must comply with applicable Delaware law, the rules and regulations promulgated by the Securities and Exchange Commission, and the Company’s Amended and Restated Bylaws.  Any notice provided by a stockholder after the close of business on May 2, 2013 will be considered untimely and may not presented at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CardioNet, Inc.

April 22, 2013	By:	/s/ Peter Ferola

Name: Peter Ferola
Title: Senior Vice President and General Counsel